Citigroup Industrials Conference September 23, 2014 Bob Livingston President & CEO Exhibit 99.1

Forward looking statements
We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2013 and our
Form 10-Q for the second quarter of 2014, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements.
We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found.

Strategy
Our track record of success is based on:
– Core technological advantages
– Leading brands in the markets we serve
– Commitment to industry leadership through innovation and scale
– Strong focus on the customer
Our deep understanding of the customer and our exceptional capabilities in providing solutions enable us to win
Our technologies and innovative products are enablers for our customers to win
Our focus on people drives our performance
– Develop deep bench
– Move talent through organization

Recent activities support our underlying strategy & strengths
Building our industrial businesses
– Continued to invest and acquire in
our growth areas
Recent acquisitions expand
product breadth and geographic
reach
– Our business profile is more
consistent and focused with
sustainable higher margins
Increased investment in productivity
initiatives
– Global supply chain
– Rooftop consolidations
– Common infrastructure for shared
services
– Lean activities
Customer intimacy
– Innovate for the customer
Recurring theme of delivering
efficiency and sustainability
– Superior customer service
On-time delivery, quality, support
Leverage our scale
Generate cash
Market share leadership
– Focus on technology and innovation
drive share gains and customer loyalty
Recent Activities Underlying Strengths

Our track record of success
Revenue EBIT EPS Dividends
Note: Revenue and EBIT is in millions; adjusted EPS represents Dover’s earnings from continuing operations per common share adjusted for gains from discrete and other tax items of $0.17, $0.16, $0.23, $0.09 and $0.46 respectively, for 2009, 2010, 2011, 2012 and 2013, and other one-time gains of $0.02 in 2013.
$0
$325
$650
$975
$1,300
$0
$2,000
$4,000
$6,000
$8,000
2009 2010 2011 2012 2013
Revenue & EBIT
Revenue EBIT
$1.00
$1.20
$1.40
$1.60
$0.00
$1.50
$3.00
$4.50
2009 2010 2011 2012 2013
Adj. EPS & Dividends Paid
Adj. EPS Dividend per share

Energy
– Drilling and core US artificial lift business is performing very well
US well count and rig count showing continued modest improvement
Strong shale activity
– Middle East activity remains strong
– Slowing Canada/Australia activity
– Bearings markets reflect continued slow OEM gas turbine build rates
– Winch activity impacted by soft military orders and weak crane markets
Engineered Systems
– Generally solid market conditions in Industrial
Waste Handling and auto aftermarket continue to lead performance
– Printing & Identification market continues to support solid mid-digit organic growth
Recent acquisitions performing well
Market commentary

Fluids
– Business remains solid across pumps and fluid transfer
Pumps driven by strong project activity in plastics and petrochemicals markets and oil & gas
Fluid transfer benefiting from active global retail fueling markets and fuel transportation safety concerns
Refrigeration & Food Equipment
– Expect to outgrow a soft market
– Modest organic growth
Delayed capital spending in dollar store market segment
Latin America (Mexico, Caribbean) refrigeration market remains weak
Small format store rollout delayed by major retail customer
– Completed transition to new Atlanta refrigeration system manufacturing facility
Market commentary

Capital Allocation
– Raised annual dividend for 59
th
consecutive year
– Acquisition pipeline remains very active
Will close $800 million in deals in 2014
Fluids and Energy receiving most attention
Summary
– Full-year EPS range at $4.75 - $4.85
3
rd
quarter approximately $0.08 below our expectations, impacted by:
– Modest, but measurable impact from costs associated with recently completed deals and those in pipeline
– Lower Canada/Australia volume and bearings market within Energy
– Customer push-outs in Refrigeration
– Favorable trends seen into 2015
Strong US oil & gas dynamics
Strong shipments in Printing & Identification, Waste Handling and Fluids
Benefits of recent acquisitions
Capital allocation and summary